EXHIBIT 26.1
                                                                  CONFORMED COPY
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|


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                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

48 Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                   (Zip code)

                            ------------------------

                          The CIT Group Holdings, Inc.
              (Exact name of obligor as specified in its charter)


Delaware                                                  13-2994534
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


1211 Avenue of the Americas
New York, New York                                        10036
(Address of principal executive offices)                  (Zip code)

                             ----------------------

                                Debt Securities
                      (Title of the indenture securities)

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1. General information. Furnish the following information as to the Trustee:

  (a) Name and address of each examining or supervising authority to which it is subject.

- --------------------------------------------------------------------------------
               Name                                     Address
- --------------------------------------------------------------------------------

  Superintendent of Banks of the State of          2 Rector Street, New York,
  New York                                         N.Y.  10006, and Albany, N.Y.
                                                   12203

  Federal Reserve Bank of New York                 33 Liberty Plaza, New York,
                                                   N.Y. 10045

  Federal Deposit Insurance Corporation            Washington, D.C. 20429

  New York Clearing House Association              New York, New York

  (b)  Whether it is authorized to exercise corporate trust powers.

   Yes.

2. Affiliations with Obligor.

   If  the  obligor  is  an  affiliate  of  the  trustee,   describe  each  such
   affiliation.

   None.  (See Note on page 3.)

16. List of Exhibits.

        Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

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        6.   The consent of the Trustee required by Section 321(b) of the Act.
             (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                      NOTE


     Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

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                                   SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 13th day of March, 1995.


                                              THE BANK OF NEW YORK



                                              By: /S/ MARY JANE MORRISSEY
                                                  --------------------------
                                                 Name:  MARY JANE MORRISSEY
                                                 Title: ASSISTANT VICE PRESIDENT

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                      Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of 48 Wall Street, New York, N.Y. 10286
                    And Foreign  and Domestic  Subsidiaries,
              a member of the Federal Reserve System, at the close of business September 30, 1994, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                              in Thousands
Cash and balances due from depos-
  itory institutions:
  Noninterest-bearing balances and
  currency and coin ..................                              $ 2,833,550
  Interest-bearing balances ..........                                  701,828
Securities:
  Held-to-maturity securities ........                                1,359,569
  Available-for-sale securities ......                                1,725,600
Federal funds sold in domestic
  offices of the bank ................                                5,350,368
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income .................24,252,467
  LESS: Allowance for loan and
    lease losses ..............629,631
  LESS: Allocated transfer risk
   reserve .....................30,661
  Loans and leases, net of unearned
    income, allowance, and reserve ...                               23,592,175
Assets held in trading accounts ......                                1,354,396
Premises and fixed assets (including
  capitalized leases) ................                                  629,219
Other real estate owned ..............                                   51,372
Investments in unconsolidated
  subsidiaries and associated
  companies ..........................                                  178,742
Customers' liability to this bank on
  acceptances outstanding ............                                  996,184
Intangible assets ....................                                   76,599
Other assets .........................                                1,498,770
                                                                    -----------
Total assets .........................                              $40,348,372
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LIABILITIES
Deposits:
  In domestic offices ................                              $19,692,982
  Noninterest-bearing .......8,179,472
  Interest-bearing .........11,513,510
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs ...                               10,034,789
  Noninterest-bearing ..........57,902
  Interest-bearing ..........9,976,887
Federal funds purchased and secu-
  rities sold under agreements to re-
  purchase in domestic offices of
  the bank and of its Edge and
  Agreement subsidiaries, and in
  IBFs:
  Federal funds purchased ............                                1,240,870
  Securities sold under agreements
    to repurchase ....................                                   37,612
Demand notes issued to the U.S.
  Treasury ...........................                                  197,519
Trading liabilities ..................                                  975,739
Other borrowed money:
  With original maturity of one year
    or less ..........................                                1,621,466
  With original maturity of more than
    one year .........................                                   33,955
Bank's liability on acceptances exe-
  cuted and outstanding ..............                                  997,024
Subordinated notes and debentures ....                                1,062,320
Other liabilities ....................                                1,450,981
                                                                     ----------
Total liabilities ....................                               37,345,257
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EQUITY CAPITAL
Common stock ........................                                   942,284
Surplus .............................                                   525,666
Undivided profits and capital
  reserves ..........................                                 1,577,819
Net unrealized holding gains
  (losses) on available-for-sale
  securities ........................                                   (36,779)
Cumulative foreign currency transla-
  tion adjustments ..................                                    (5,875)
Total equity capital ................                                 3,003,115
                                                                    -----------
Total liabilities and equity
  capital ...........................                               $40,348,372
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              I, Robert E. Keilman,Senior Vice President and
          Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal
          Reserve System and is true to the best of my knowledge and belief.

                                          Robert E. Keilman

              We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


                Thomas A. Renyi
                J. Carter Bacot          Directors
                Alan R. Griffith

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